Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

1st Quarter 2015

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "2014 Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, filed with the Securities and Exchange Commission ("SEC") and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2014 Form 10-K under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provide a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $3.2 billion – Loans: $2.0 billion
  - Deposits: $2.6 billion
  - Market capitalization: $430 million
  - Assets under Management: $1.8 billion
- **Current footprint**
  - Located along major transportation routes
  - Demographics:
    - Total population: Approx. 5.0 million
    - Median income: $39,189
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment rates:
    - OH : **5.1%**
    - WV: 6.1%
    - KY: 5.2%
    - US: 5.5%


OH
WV
KY
Marietta
Cleveland
Columbus
Cincinnati
Charleston
Mount Vernon
Coshocton
Newark
Zanesville
Lancaster
Centerville
Chillicothe
New Vienna
Pikeville
70
71
77
79
64

Market data as of April 28, 2015
Unemployment data as of March 2015
Financial data as of March 31, 2015

Peoples BANCORP

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity for a community bank our size (30% to 35% fee-based)
  - Strong community reputation and active involvement
  - Local market teams capable of outmaneuvering larger banks
  - More sophistication and product breadth than smaller banks
- **Strong, growing fee-based businesses**
  - Sizable market share in several areas
  - Prior insurance acquisitions producing steady returns
  - Potential wealth management opportunities from shale activity
- **Capacity to grow our franchise**
  - Strong fundamentals (capital, liquidity, competency) to support active M&A strategy
  - Robust and scalable IT capabilities
  - Passionate and talented associates
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Focused on business line performance and contribution

Strategic Road Map

"Best Community Bank in America"

- Excellent Financial Results and Shareholder Return
- Great Place to Work
- Great Place to Bank
- Meaningful Impact on Our Communities

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	Superior Workforce
• Our Way of Life • Asset Quality • Compliance / Regulatory • Operational Risk • Information Security • Change Management • Execution Risk • Reputational Risk	• Broad Delivery Channels • Delight the Customer • Knowledgeable, Caring Associates Consistently Delivering Competent Advice / Solutions • Consistent Experience at Every Touch Point • DWYSYWD	• M & A • Sales & Service Process • Define the Ideal Client Profile for New Relationships • Best Client Retention • Relationship Reviews; Value Added • Deepen Relationships / Cross Sell • Understand Customer Needs • Seek Client Referrals	• Right People / Right Job • Appetite for Winning • Culture of Learning • Coaching / Development • No Whiners / No Excuses • Accountability / Performance Metrics • Reward / Recognition

How we do it:

1. **Create a Winning Culture:** Embrace change / active learners / help each other win / communicate effectively
2. **Human Capital Development:** Define the behaviors and goals / provide the training / measure / coach / reward
3. **Pricing Discipline:** Focus on the risk-adjusted margin / fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement / revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk / retain and grow the revenue / lower the cost / delight the community

Strategic Priorities

Positive Operating Leverage

- Primary emphasis on revenue growth
- Disciplined expense management
- Expand revenue vs. expense growth gap beyond 2%
- Target efficiency ratio below 65%

Superior Asset Quality

- Balance growth with prudent credit practices
- Improve diversity within loan portfolio
- Preserve key metrics superior to most of our peers

High Quality Balance Sheet

- Adjust earning asset mix by shifting investments to loans
- Achieve meaningful loan growth each year
- Maintain emphasis on core deposit growth
- Prudent use of capital (dividends & acquisitions)

Strategic Targets

	Metrics	Actual 2013	Actual 2014	Actual Q1 2015*	5-Year Strategic Target Range
Positive Operating Leverage	Net interest margin (Fully-tax equivalent)	3.23%	3.45%	3.46%	3.60% to 3.80%
	Total revenue growth	3.53%	18.31%	27.75%	5% to 8%
	Total expense growth	7.55%	24.52%	74.92%	3% to 6%
	Non-interest income to total revenue	40.19%	36.56%	34.95%	35% to 40%
	Efficiency	71.90%	75.37%	96.71%	58% to 62%
Superior Asset Quality	NPAs to total loans + OREO	0.67%	0.75%	0.68%	0.70% to 1.00%
	Net charge-offs to average loans (1)	–0.35%	-0.03%	0.03%	0.30% to 0.50%
High Quality Balance Sheet	Loans to total assets	58.09%	63.12%	61.48%	60% to 70%
	Deposits to total funding	87.04%	87.85%	92.11%	80% to 90%
	Tier 1 capital	12.42%	14.32%	14.06%	10% to 13%
	TCE to tangible assets (2)	7.26%	9.39%	8.89%	7.50% to 8.50%
Execute on Strategies	Return on common equity	7.92%	6.16%	-0.78%	Over 10%
	Return on assets	0.91%	0.74%	-0.10%	Over 1%
	Pre-provision net revenue to assets (2)	1.26%	1.10%	0.00%	Over 1.80%
	Revenue vs. expense growth gap	-4.02%	-6.21%	-47.17%	Over 2%
	Dividend payout (3)	33.20%	43.10%	N/A	30% to 40%

Current 5-year strategy planning period = 2015 to 2019

(1) Presented on an annualized basis
(2) Non-GAAP financial measure. See Appendix.
(3) Dividend data reflects amounts declared with respect to earnings for the period indicated

Peoples BANCORP

* Includes $9.6 million in acquisition charges, largely related to the NB&T transaction

NB&T Financial Group Inc.
(NASDAQ: NBTF)

National Bank and Trust Company

- **Deal announced on August 4, 2014 and closed / converted on March 6, 2015**
- **22 offices in SW Ohio**
- **Important step in Peoples' quest to "Build the Best Community Bank in America"**
- **Top market share in both Clinton County and Brown County**



OH
WV
KY
Cleveland
Columbus
Dayton
Cincinnati
Cambridge
Marietta
Huntington

Transaction rationale:

- Market expansion to southwest, Ohio (Cincinnati / Dayton) market place
- Hired Ed Reilly, former southwest Ohio District President for Key Bank, to lead southwest Ohio
- Resulting in assets over $3.2 billion at 3/31/15 and market cap of approximately $430 million at 4/28/15
- Moved to 12th highest deposit market share in Ohio

Financial summary (as of 3/6/15):

- Total assets = $720 million
- Total loans = $390 million
- Total deposits = $630 million

Creates one of the largest, most profitable community banks in Ohio

NationalBank
AND TRUST COMPANY


NationalBank
AND TRUST COMPANY
Wilmington Main Office


NationalBank
AND TRUST COMPANY
Lebanon Office


NationalBank
DO NOT ENTER
Batavia Office


MURPHY
GOLDFINGER
FREE MOVIE SAT 7PM
VETERANS DAY SHOW
NOV 9 2PM
Downtown Coshocton

Our Capabilities

	National Banks					PEOPLES BANCORP	***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington		City National	Community Trust	Wes-Banco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	No	No
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	No
Online Financial Management	No	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	No	Yes
P2P Payments	Yes	Yes	Yes	Yes	No	Pending	No	No	No	No	No
Online Chat	No	No	Yes	Yes	Yes	Yes ★	No	No	No	No	No
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
iPhone/iPad/Andriod Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes
Business Support Center	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	Yes	Yes	No
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	Yes
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	Yes	Yes	No	Yes ★	No	Yes	No	Yes	No
Prepaid Gift Card	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No	Yes
Employer-Loaded Pay Cards	Yes	N/A	Yes	N/A	Yes	Yes ★	No	No	No	No	No

★ Indicates Peoples has advantage over Community Bank group

Peoples BANCORP

Information accurate as of April 2015

Loan and Deposit Composition

Loan Portfolio



Deposit Account OD 0.2%
Construction 2.7%
HELOCs 5.1%
Consumer 9.5%
CRE 37.4%
Residential Real Estate 28.8%
C&I 16.3%

Deposit Portfolio



Non-Interest Bearing 26.9%
Retail CDs 19.3%
MMDA 15.6%
Public Funds 12.2%
Savings 15.7%
Brokered CDs 1.5%
Interest-Bearing Demand 8.8%

Data as of March 31, 2015

Insurance & Investment Income Composition

Insurance Revenue



Agency Fees 1.2%
Other 0.5%
Life & Health Insurance 11.5%
Performance based 14.5%
P&C Personal Lines 11.4%
P&C Commercial Lines 60.9%

Investment Revenue



Employee Benefits 15.5%
Brokerage 27.3%
Fiduciary 57.2%

Trailing 12 Months Revenue from March 31, 2015

Our Businesses

- **Commercial Banking**
  - 12% organic commercial loan growth in 2014; exceeded expectations
  - Expanding pipeline expected to drive 8% to 10% growth in 2015
  - Legal lending limit over $40 million with NB&T
- **Retail Banking**
  - 4.5% checking account growth; 27% DDA to total deposits
  - $37 million or 43% indirect auto loan growth compared to a year ago
- **Insurance**
  - Commercial Property & Casualty lines comprising 61% of revenue
  - Expanding Life & Health segment comprising 12% of revenue
  - 5% revenue growth year over year. Performance-based income increased 24% compared to the first quarter last year
- **Investments**
  - $1.8 billion in assets under management, including $283 million from NB&T
  - Retirement planning, 401(k) administration, brokerage and trust services
  - Contributed double-digit revenue growth year over year

Target Growth Areas


OH
KY
Marietta
Morgantown
Charleston
Cincinnati
Columbus

I-70 Expansion
- High growth potential
- Recently added new talent

I-77 Expansion
- Bank opportunities
- Wealth management and insurance opportunities
- Shale oil / gas activity

Southwest Ohio
- Wealth management or insurance opportunities to complement NB&T
- Attractive growth and market dynamics

Footprint Development
- Increase market share in all areas
- Insurance & wealth management expansion potential

Morgantown Potential
- Minimal community banks
- Nearly 30,000 people

Kentucky Expansion
- Bank opportunities in other parts of the state

I-64 Expansion
- Insurance & wealth management growth opportunities
- Explore banking opportunities

Refreshing Acquired Branches

- **Retrofitting acquired offices**
  - Floor-to-ceiling renovations
  - Completed renovations of our Midwest and Ohio Heritage branches; North Akron is in process
  - NB&T branch refresh will be phased in during 2015
  - Used national branch design experts
- **Key Benefits**
  - All delivery channels "Best in Class"
  - Consistent look with our new brand
  - More engaging customer environment
  - Better utilization of office space
  - Enhanced customer sales discussions
  - Increased office visits and sales activity

Before



After



2015 Outlook

- Target efficiency ratio below 65% for second half of 2015
  - Expect full phase-in of cost savings from NB&T during the second quarter
  - Improve core efficiency in each business line
- Effective balance sheet management
  - Reduce relative size of the investment portfolio to 25% of total assets
  - Mix shift investment balances into loan portfolio
- Maintain a stable net interest margin in the low 3.50's
  - Acquisitions have been a source of margin expansion
  - Potential margin pressure from a flattening yield curve
- Organic loan growth of 7% to 9%
  - Commercial loan growth ranging from 8% to 10%
  - Consumer loan growth ranging from 3% to 5%
- Superior asset quality standards
  - Annual net charge-off rate of 20 to 30 basis points to average loans
  - Large commercial loan recoveries are expected to diminish
- Active acquisition strategy to continue
  - Look for insurance and investment opportunities to build fee-based revenue
  - Prudent with bank acquisitions

Our M&A Strategy

- **Optimize our current footprint**
  - Gain market share and improve operating efficiency
  - Create more density through disciplined expansion
- **Target areas with characteristics similar to existing markets**
  - Expand along major transportation routes
  - Focused on "mid-major" communities or suburbs of major cities
- **Acquire franchises that complement our strategy**
  - Maintain revenue diversity with insurance and investment providers
  - Capitalize on accretion potential of smaller banks (under $200 million)
  - Improve balance sheet mix and size with larger banks ($200-$1 billion)
- **Improve shareholder return**
  - All transactions must be accretive by year 2
  - Limit dilution of tangible book value to 5% per transaction
  - Recapture tangible book value dilution within 4 years
- **Use M&A to augment organic growth**

Appendix

Annual Financial Summary

	Metrics	FY 2012	FY 2013	FY 2014
Financial Performance	Diluted EPS	$1.92	$1.63	$1.35
	Return on common equity	9.52%	7.92%	6.16%
	Return on assets	1.11%	0.91%	0.74%
	Pre-provision net revenue to assets (1)	1.41%	1.26%	1.10%
	Net interest margin (FTE)	3.39%	3.23%	3.45%
	Efficiency ratio	69.55%	71.90%	75.37%
Capital	Tier 1 capital	14.06%	12.42%	14.32%
	Total capital	15.43%	13.78%	15.48%
	TCE to TA (1)	8.28%	7.26%	9.39%
	TBV per share (1)	$14.52	$13.57	$15.57
Asset Quality	NPAs to loans + OREO	1.48%	0.67%	0.75%
	NPAs to TCE + ALLL	8.57%	6.01%	4.88%
	ALLL to originated loans	1.81%	1.57%	1.48%
	Net c/o's to avg loans	0.12%	- 0.35%	-0.03%
	Loan loss prov to avg loans	- 0.49%	- 0.42%	0.03%

(1) Non-GAAP financial measure. See Appendix.

Peoples BANCORP

Quarterly Financial Summary

	Metrics	1Q 2014	2Q 2014	3Q 2014	4Q 2014	1Q 2015*
Financial Performance	Diluted EPS	$0.44	$0.32	$0.32	$0.28	$-0.04
	Return on common equity	8.56%	5.91%	5.84%	5.03%	-0.78%
	Return on assets	0.95%	0.67%	0.73%	0.66%	-0.10%
	Pre-provision net revenue to assets (1)	1.38%	1.10%	0.96%	0.99%	0.00%
	Net interest margin (FTE)	3.35%	3.39%	3.49%	3.53%	3.46%
	Efficiency ratio	71.13%	75.58%	77.82%	76.55%	96.71%
Capital	Tier 1 capital	12.56%	12.33%	14.53%	14.32%	14.06%
	Total capital	13.92%	13.65%	15.73%	15.48%	15.03%
	TCE to TA (1)	7.66%	7.90%	9.40%	9.39%	8.89%
	TBV per share (1)	$14.38	$15.07	$15.50	$15.57	$15.01
Asset Quality	NPAs to loans + OREO	0.79%	0.92%	0.66%	0.75%	0.68%
	NPAs to TCE + ALLL	5.72%	6.75%	4.27%	4.88%	4.63%
	ALLL to originated loans	1.49%	1.49%	1.47%	1.48%	1.48%
	Net c/o's to avg loans (2)	0.07%	0.02%	-0.16%	-0.05%	0.03%
	Loan loss prov to avg loans (2)	0.00%	0.19%	-0.11%	0.03%	0.08%

(1) Non-GAAP financial measure. See Appendix

(2) Presented on an annualized basis

Peoples BANCORP

* Includes $9.6 million in acquisition charges, largely related to the NB&T transaction

Key Drivers of Shareholder Value

LTM Revenue Growth


18.3%
2.8%
5.8%
PEBO
Peers
$1-5B

NPAs to Loans and OREO


0.75%
1.54%
1.95%
PEBO
Peers
$1-5B

LTM Fee Revenue to Average Assets


1.79%
1.23%
0.84%
PEBO
Peers
$1-5B

LTM Price to Earnings


14.3x
13.9x
14.7x
PEBO
Peers
$1-5B

LTM Dividend Payout


44.44%
34.87%
26.67%
PEBO
Peers
$1-5B

Dividend Yield


2.50%
2.67%
1.65%
PEBO
Peers
$1-5B

Peers include: BKYF, CCNE, CHCO, CNND, CTBI, FBMI, FDEF, FISI, FMNB, FRME, GABC, HBNC, ISBA, LKFN, LNBB, MSFG, SRCE, STBA, SYBT, THFF, TMP

$1-5B peer group represents all publically-traded Midwest banks with total assets between $1 and $5 billion
Source: SNL Financial as of December 31, 2014; Pricing data as of April 28, 2015

Peoples BANCORP

Non-GAAP Measures

ADJUSTED CORE NET INCOME

Adjusted core net income is non-GAAP since it excludes non-core charges incurred during the period and the tax expense is adjusted to be the estimated, effective tax rate for the year.

($ in Thousands)	Q1 2014	Q4 2014	Q1 2015
Income (loss) before income taxes	$ 6,931	$ 6,285	$ (840)
Acquisition costs	(151)	(1,869)	(9,043)
(Losses) gains	(19)	92	(503)
Pension settlement charge	(486)	(17)	(269)
Other	(100)	(398)	(100)
Income (loss) before income taxes - Adjusted	$ 7,687	$ 8,477	$ 9,075
Income tax expense (31%)	2,383	2,628	2,813
Net income - Adjusted	**$ 5,304**	**$ 5,849**	**$ 6,262**
Weighted-average shares outstanding – Basic - Reported	10,636,089	14,660,314	15,802,335
Capital raise shares impact prior to NB&T acquisition	-	1,847,826	1,314,010
Weighted-average shares outstanding – Basic - Adjusted	10,636,089	12,812,488	14,488,325
(Loss) earnings per common share – Diluted - Reported	$ 0.44	$ 0.28	$ (0.04)
Earnings per common share – Diluted - Adjusted	$ 0.49	$ 0.45	$ 0.43

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	2012	2013	2014
Income before income taxes	$ 29,910	$ 29,084	$ 24,178
Add: Provision for loan losses	–	–	339
Add: Impairment losses	–	–	–
Add: Loss on debt extinguishment	4,144	–	–
Add: Loss on loans held-for-sale and OREO	–	–	95
Add: Net loss on securities	–	–	30
Add: Loss on other assets	248	241	430
Less: Recovery of loan losses	4,716	4,410	–
Loss: Net gain on debt extinguishment	–	–	67
Less: Gain on loans held-for-sale and OREO	66	86	27
Less: Gain on securities	3,548	489	428
Less: Gain on other assets	–	–	–
Pre-provision net revenue	**$ 25,972**	**$ 24,340**	**$ 24,550**
Average assets	$ 1,841,289	$ 1,932,367	$ 2,240,534
Pre-provision net revenue to average assets	1.41%	1.26%	1.10%

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) represents a non-GAAP financial measure commonly used to evaluate the operating performance and trends of financial services companies, including Peoples. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital. PPNR is defined as net interest income plus non-interest income minus non-interest expense. This measure is non-GAAP since it excludes provision for (recovery of) loan losses and all gains and/or losses included in earnings.

($ in Thousands)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Income (loss) before income taxes	$ 6,931	$ 5,054	$ 5,908	$ 6,285	$ (840)
Add: Provision for loan losses	8	583	–	128	350
Add: Loss on debt extinguishment	–	–	–	–	520
Add: Loss on loans held-for-sale and OREO	–	–	–	95	8
Add: Loss on securities	30	–	–	–	–
Add: Loss on other assets	7	187	185	51	575
Less: Recovery of loan losses	–	–	380	–	–
Less: Gain on debt extinguishment	–	–	67	–	–
Less: Gain on loans held-for-sale and OREO	18	–	9	–	–
Less: Gains on securities	–	66	124	238	600
Less: Gains on other assets	–	–	–	–	–
Pre-provision net revenue	**$ 6,958**	**$ 5,758**	**$ 5,513**	**$ 6,321**	**$ 13**
Average assets *(in millions)*	$ 2,050.6	$ 2,091.0	$ 2,277.2	$ 2,538.3	$ 2,762.3
Pre-provision net revenue to average assets (a)	1.38%	1.10%	0.96%	0.99%	0.00%

(a) Presented on an annualized basis

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations exclude the impact of intangible assets acquired through acquisitions on both total stockholders' equity and total assets, and the related amortization from earning. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousands)	2012	2013	2014
Tangible Common Equity:			
Total stockholders' equity, as reported	$ 221,728	$ 221,553	$ 340,118
Less: goodwill and other intangible assets	68,525	77,603	109,158
Less: preferred stockholders' equity	-	-	-
Tangible common equity	$ 153,203	$ 143,950	$ 230,960
Tangible Assets:			
Total assets, as reported	$ 1,918,050	$ 2,059,108	$ 2,567,769
Less: goodwill and other intangible assets	68,525	77,603	109,158
Tangible assets	$ 1,849,525	$ 1,981,505	$ 2,458,611
Tangible Common Equity to Tangible Assets Ratio:			
Tangible common equity	$ 153,203	$ 143,950	$ 230,960
Tangible assets	$ 1,849,525	$ 1,981,505	$ 2,458,611
Tangible common equity to tangible assets	8.28%	7.26%	9.39%
Tangible Book Value per Share			
Tangible common equity	$ 153,203	$ 143,950	$ 230,960
Common shares outstanding	10,547,960	10,605,782	14,836,727
Tangible book value per share	$ 14.52	$ 13.57	$ 15.57

Non-GAAP Measures

Peoples uses tangible common equity ratios to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial information since the calculations exclude the impact of intangible assets acquired through acquisitions on both total stockholders' equity and total assets, and the related amortization from earning. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Tangible Common Equity:					
Total stockholders' equity, as reported	$ 230,576	$ 244,270	$ 319,282	$ 340,118	$ 419,218
Less: goodwill and other intangible assets	77,288	79,626	100,016	109,158	143,437
Tangible common equity	$ 153,288	$ 164,644	$ 219,266	$ 230,960	$ 275,781
Tangible Assets:					
Total assets, as reported	$ 2,078,253	$ 2,163,274	$ 2,432,903	$ 2,567,769	$ 3,247,031
Less: goodwill and other intangible assets	77,288	79,626	100,016	109,158	143,437
Tangible assets	$ 2,000,965	$ 2,083,648	$ 2,332,887	$ 2,458,611	$ 3,103,594
Tangible Common Equity to Tangible Assets Ratio:					
Tangible common equity	$ 153,288	$ 164,644	$ 219,266	$ 230,960	$ 275,781
Tangible assets	$ 2,000,965	$ 2,083,648	$ 2,332,887	$ 2,458,611	$ 3,103,594
Tangible common equity to tangible assets	7.66%	7.90%	9.40%	9.39%	8.89%
Tangible Book Value per Share					
Tangible common equity	$ 153,288	$ 164,644	$ 219,266	$ 230,960	$ 275,781
Common shares outstanding	10,657,569	10,926,436	14,150,279	14,836,727	18,374,526
Tangible book value per share	$ 14.38	$ 15.07	$ 15.50	$ 15.57	$ 15.01

Peoples BANCORP

Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

1st Quarter 2015

1st Quarter Earnings Release

Peoples BANCORP®